UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  DECEMBER 30, 2003



                                  649.COM, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                    Texas                                   760495640
---------------------------------------------  ---------------------------------
(State or other jurisdiction of incorporation  (IRS Employer Identification No.)
              or organization)


         Suite 505, 1166 Alberni Street                      V6E 3Z3
      Vancouver, British Columbia, Canada
-------------------------------------------    ---------------------------------
    (Address of principal executive offices)                (Zip Code)


Issuer's telephone number                                (604) 648-2090
  (including area code)


-----------------------------------------      ---------------------------------
(Former name, former address and former                     (Zip Code)
fiscal year, if changed since last report)


Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and
(2) has been subject to such filing requirements for the past 90 days.

Yes  [X]     No   [_]


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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

On December 30, 2003, the Board of Directors of the Company by Resolution, agreed to accept the resignation of Mr. John Buddo as President and Director of the company.

The Board of Directors by Resolution, agreed to appoint Mr. Mark Glusing as President of the company, effective immediately.

The Board of Directors by Resolution, agreed to appoint Mr. Cary C. Martin as director and Corporate Secretary of the company, effective immediately.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

No events to report.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

No events to report.

ITEM 4.   CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

No events to report.

ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

No events to report.

ITEM 6.   RESIGNATION OF REGISTRANT'S DIRECTORS

On December 30, 2003, Mr. John Buddo resigned as a director of 649.com Inc.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:
---------
     1. Resolution of the Board of Directors of 649.com Inc. dated December 30, 2003.
     2.   Resignation of John Buddo dated December 30, 2003.

ITEM 8.   CHANGE IN FISCAL YEAR

No events to report.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


649.COM INC.


/s/ Mark Glusing
---------------------------------
Mark Glusing, President

December 30, 2003
---------------------------------
Date


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